UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2008

Non-Invasive Monitoring Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 6th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-861-0075

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2008 (effective October 31, 2008) we amended a Note and Security Agreement dated as of August 28, 2008 (the "Agreement") with four persons (the "Lenders"), pursuant to which the Lenders granted us a revolving credit line (the "Revolver") in the aggregate amount of $300,000, by extending the maturity date thereof from October 31, 2008 to November 30, 2008. $300,000 of principal (plus accrued interest) is outstanding under the Agreement as of the date hereof.

The Lenders under the Agreement include Marvin Sackner, M.D. (lent $25,000), our Chief Executive Officer, Director and beneficial owner of approximately 20% of our common stock; Frost Gamma Investments Trust (lent $200,000), a beneficial owner of approximately 19% of our common stock; Hsu Gamma Investment LP, an entity of which our Chairman Jane Hsiao is managing partner (lent $50,000), and another lender.

The amendment to the Agreement is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 to this Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 30, 2008, Leila Kight, Gerard Kaiser M.D. and John Clawson resigned as directors of the Company.

(d) On October 30, 2008, Jane H. Hsiao, Subbarao Uppaluri, Ph.D. and Steven D. Rubin were appointed directors of the Company. Dr. Hsiao was elected chairperson of the Board of Directors. It is expected that Dr. Uppaluri and Mr. Rubin will each serve on both the Audit Committee and Compensation Committee, when those committees are formed.

Jane H. Hsiao, Ph.D., MBA. Dr. Hsiao (age 61) has served since May 2007 as Vice-Chairman and Chief Technical Officer of OPKO Health, Inc. (AMEX:OPKO), a specialty healthcare company. Dr. Hsiao also serves as Chairman of the Board of medical device developer SafeStitch Medical, Inc. ("SafeStitch") (OTCBB:SFES), a position she has held since September 2007, and as a director of Modigene, Inc. (OTCBB:MODG), a developmental stage biopharmaceutical company and Neovasc, Inc. (TSXV:NVC), which develops and markets vascular devices, and as an officer and director of Aero Pharmaceuticals, Inc. ("Aero Pharmaceuticals"), a privately-held pharmaceutical distribution company. Dr. Hsiao previously served as the Vice Chairman-Technical Affairs and Chief Technical Officer of IVAX Corporation ("IVAX") from 1995 until IVAX was acquired in January 2006 by Teva Pharmaceutical Industries Ltd. (NASDAQ: TEVA). Dr. Hsiao also served as Chairman, CEO and President of IVX Animal Health, IVAX’s veterinary products subsidiary, from 1998 until 2006, and as IVAX’s Chief Regulatory Officer from 1992 to 1995.

Subbarao "Rao" Uppaluri, Ph.D. Dr. Uppaluri (age 59) has served as Senior Vice President and Chief Financial Officer of OPKO since May 2007 and was a director from February 9, 2007 through March 27, 2007. Dr. Uppaluri currently serves on the Boards of Directors of Ideation Acquisition Corp. (AMEX:IDI.U), a special purpose acquisition company formed for the purpose of acquiring businesses in digital media; Kidville, Inc., an operator of upscale learning and play facilities for children, (OTCBB:KVIL); Cardo Medical, Inc., a producer and distributor of orthopedic and spinal medical devices (OTCBB:CKST) and Winston Laboratories, Inc., a developmental pharmaceutical company focused on pain management (OTCBB:GTRY). Dr. Uppaluri also serves as an officer of Aero Pharmaceuticals, and previously served as the Vice President, Strategic Planning and Treasurer of IVAX from 1997 until December 2006. Before joining IVAX, from 1987 to August 1996, Dr. Uppaluri was Senior Vice President, Senior Financial Officer and Chief Investment Officer with Intercontinental Bank, a publicly traded commercial bank in Florida.

Steven D. Rubin. Mr. Rubin (age 48) has served as OPKO’s Executive Vice President — Administration since May 2007. Mr. Rubin currently serves on the Boards of Directors of OPKO, SafeStitch, Ideation Acquisition Corp., Modigene, Inc., Kidville, Inc., Neovasc, Inc., Cardo Medical, Inc., Aero Pharmaceuticals (of which he is also an officer), and Dreams, Inc. (AMEX:DRJ), a vertically integrated sports licensing and products company. Mr. Rubin previously served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006. Prior to joining IVAX, Mr. Rubin was Senior Vice President, General Counsel and Secretary with privately-held Telergy, Inc., a provider of business telecommunications and diverse optical network solutions, from early 2000 to August 2001. In addition, he was corporate and securities attorney with the Miami law firm of Stearns Weaver Miller Weissler Alhadeff & Sitterson from 1986 to 2000, where he was a shareholder of the firm since 1991 and a director since 1998.

In August 2005, Dr. Hsiao initially purchased 1,500,000 shares of our common stock and warrants to purchase an additional 750,000 shares of our common stock for a total purchase price of $75,000, which was paid from personal funds. On October 26, 2006, pursuant to an offer by us to certain warrantholders and others, Dr. Hsiao exercised such warrants at an exercise price of $0.15 per share and, as an inducement for exercise of the warrants, received 150,000 bonus shares of common stock. On April 4, 2008, The Chiin Hsiung Dr. Hsiao Family Trust A, a Florida trust of which Dr. Hsiao is trustee, and her three children are the sole beneficiaries, purchased 430 of shares of our Series D Convertible Preferred Stock, which are initially convertible into 2,150,000 shares of Common Stock, for a total purchase price of $645,000. We sold an aggregate of 1,000 shares of the Series D Convertible Preferred Stock in the aforementioned offering, which are initially convertible into 5,000,000 shares of common stock, for aggregate gross proceeds of $1,500,000.

On August 28, 2008, pursuant to a Note and Security Agreement, Hsu Gamma Investment LP, an entity of which Dr. Hsiao is managing partner, lent us $50,000 of the $300,000 lent us by all lenders as part of a revolving loan (the "Revolver"). We may borrow and reborrow from time to time under the Revolver until the Maturity Date (as defined below). The interest rate payable by us on amounts outstanding under the Revolver is 11% per annum, and increases to 16% after the Maturity Date (which was initially October 31, 2008, but was extended as of October 31, 2008 to November 30, 2008 – see Item 1.01) or after an event of default. No interest or principal has been repaid on the loan to date and the outstanding principal of $300,000 (of which $50,000 is for the account of Hsu Gamma Investment LP) is the maximum principal outstanding to date. Approximately $5,700 in accrued interest is owed as of October 31, 2008 on the Revolver, of which approximately $500 is for the account of Hsu Gamma Investment LP. The lenders under said agreement have a lien on substantially all of our assets.

Beginning in March 2008, we have shared accounting staff and services with both SafeStitch (of which Dr. Hsiao and Mr. Rubin are directors and Dr. Hsiao has a significant equity interest) and Aero Pharmaceuticals (of which Dr. Hsiao and Mr. Rubin are directors and officers and Dr. Uppaluri is an officer). Under a board-approved cost sharing arrangement, we reimburse SafeStitch in an amount sufficient to equalize the accounting salaries of the two companies. From March 2008 through October 2008, the total amount to be reimbursed was approximately $27,000. Under the cost sharing arrangement, no reimbursement is made between Aero Pharmaceuticals and us.

Item 8.01 Other Events.

On November 3, 2008, we issued a press release regarding the appointment of directors. The press release is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

10.1 Amendment dated October 31, 2008 to Note and Security Agreement dated as of August 28, 2008 between the Registrant and various lenders
99.1 Press Release dated November 3, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

November 5, 2008	By:	Adam S. Jackson

Name: Adam S. Jackson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment dated October 31, 2008 to Note and Security Agreement dated as of August 28, 2008 between the Registrant and various lenders
99.1	Press Release dated November 3, 2008